Exhibit 99.1

Cray Media:	Investors:
Nick Davis	Paul Hiemstra
206/701-2123	206/701-2044
pr@cray.com	ir@cray.com

CRAY INC. REPORTS THIRD QUARTER 2016 FINANCIAL RESULTS

Seattle, WA - November 7, 2016 - Global supercomputer leader Cray Inc. (Nasdaq: CRAY) today announced financial results for the third quarter ended September 30, 2016.

All figures in this release are based on U.S. GAAP unless otherwise noted. A reconciliation of GAAP to non-GAAP measures is included in the financial tables in this press release.

Revenue for the third quarter of 2016 was $77.5 million, which compares with $191.4 million in the third quarter of 2015. Net loss for the third quarter of 2016 was $23.0 million, or $0.58 per diluted share, compared to net income of $10.9 million, or $0.27 per diluted share in the third quarter of 2015. Non-GAAP net loss was $19.5 million, or $0.49 per diluted share for the third quarter of 2016, compared to non-GAAP net income of $19.5 million, or $0.48 per diluted share for the same period of 2015.

Overall gross profit margin on a GAAP and non-GAAP basis for the third quarter of 2016 was 30% and 31%, respectively. For the third quarter of 2015, GAAP and non-GAAP gross profit margin was 34% and 35%, respectively.

Operating expenses for the third quarter of 2016 were $52.1 million, compared to $47.9 million for the third quarter of 2015. Non-GAAP operating expenses for the third quarter of 2016 were $49.3 million, compared to $45.1 million for the third quarter of 2015.

As of September 30, 2016, cash, investments and restricted cash totaled $147 million. Working capital decreased in the third quarter of 2016 to $364 million compared to $381 million at the end of the second quarter.

“Our performance in the third quarter was highlighted by a number of new installations of supercomputers and storage systems worldwide,” said Peter Ungaro, president and CEO of Cray. “While market conditions remain challenging, we are beginning to see early signs of stabilization in certain areas, including in the energy market where we recently installed an additional XC system at PGS, and in the weather and climate market with a major win in the United States. Overall, while our visibility remains limited, our competitive position is strong and we're focused on delivering on our outlook for the rest of the year.”

Outlook
For 2016, a wide range of results remains possible. Assuming the Company is able to successfully complete the acceptances of five large systems associated with two new processors that total roughly $185 million, the Company expects revenue to be in the range of $620 million to $650 million.  The Company is still working through technical issues with these systems and the delays in third-party components outlined previously have compressed the timelines available to work through these issues. Significant risks remain to achieve these acceptances before year-end.  To the extent that one or more of these system acceptances is not completed by the end of the year, the Company expects that those acceptances would be completed in early 2017.

GAAP and Non-GAAP gross margin for the year is expected to be in the range of 34%. Non-GAAP operating expenses for the year are anticipated to be about $200 million. For 2016, GAAP operating expenses are anticipated to be about $11 million higher than non-GAAP operating expenses, and GAAP gross profit is expected to about $1 million lower than non-GAAP gross profit.

Actual results for any future periods are subject to large fluctuations given the nature of Cray’s business.

Recent Highlights

•
In November, Cray announced that the Department of Defense awarded it with a new contract for an XC40 supercomputer and three Sonexion storage systems. The Cray systems will be located at the U.S. Army Engineer Research and Development Center (ERDC) in Vicksburg, Mississippi. As the research organization of the U.S. Army Corps of Engineers, ERDC conducts R&D in support of the soldier, military installations, and civil works projects, as well as for other federal agencies, state and municipal authorities, and with U.S. industry through innovative work agreements.

•
In October, Cray announced that PGS purchased a new 12-cabinet Cray XC supercomputer, adding to its existing industry leading Cray-based supercomputing platform. Along with an additional 2.8 petabytes of capacity added to its Cray Sonexion storage system, the new XC supercomputer will significantly expand PGS’ seismic imaging capabilities.

•
In October, Cray announced that Baylor University selected the Cray CS400 cluster computer to serve as its primary high performance computing platform. Among other research initiatives, Baylor serves as a Compact Muon Solenoid (CMS) Tier 3 site for the European Organization for Nuclear Research, known as CERN. Baylor scientists analyze data gathered by the Large Hadron Collider in Geneva, Switzerland, in partnership with others around the globe as part of ongoing research into subatomic particles.

Conference Call Information
Cray will host a conference call today, Monday, November 7, 2016 at 1:30 p.m. PST (4:30 p.m. EST) to discuss its third quarter ended September 30, 2016 financial results. To access the call, please dial into the conference at least 10 minutes prior to the beginning of the call at (855) 894-4205. International callers should dial (765) 889-6838 and use the conference ID #8629042. To listen to the audio webcast, go to the Investors section of the Cray website at www.cray.com/company/investors.

If you are unable to attend the live conference call, an audio webcast replay will be available in the Investors section of the Cray website for 180 days. A telephonic replay of the call will also be available by dialing (855) 859-2056, international callers dial (404) 537-3406, and entering the conference ID #8629042. The conference call replay will be available for 72 hours, beginning at 4:45 p.m. PST on Monday, November 7, 2016.

Use of Non-GAAP Financial Measures
This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. A reconciliation of U.S. generally accepted accounting principles, or GAAP, to non-GAAP results is included in the financial tables included in this press release. Management believes that the non-GAAP financial measures that we have set forth provide additional insight for analysts and investors and facilitate an evaluation of Cray’s financial and operational performance that is consistent with the manner in which management evaluates Cray’s financial performance. However, these non-GAAP financial measures have limitations as an analytical tool, as they exclude the financial impact of transactions necessary or advisable for the conduct of Cray’s business, such as the granting of equity compensation awards, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Hence, to compensate for these limitations, management does not review these non-GAAP financial metrics in isolation from its GAAP results, nor should investors. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, or disclosures required by GAAP. These measures are adjusted as described in the reconciliation of GAAP to non-GAAP numbers at the end of this release, but these adjustments should not be construed as an inference that all of these adjustments or costs are unusual, infrequent or non-recurring. Non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, financial measures determined in accordance with GAAP. Investors are advised to carefully review and consider this non-GAAP information as well as the GAAP financial results that are disclosed in Cray’s SEC filings.

Additionally, we have not quantitatively reconciled the non-GAAP guidance measures disclosed under “Outlook” to their corresponding GAAP measures because we do not provide specific guidance for the various reconciling items such as stock-based compensation, adjustments to the provision for income taxes, amortization of intangibles, costs related to acquisitions, purchase accounting adjustments, and gain on significant asset sales, as certain items that impact these measures have not occurred, are out of our control or cannot be reasonably predicted. Accordingly, reconciliations to the non-GAAP guidance measures are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact our financial results.
About Cray Inc.
Global supercomputing leader Cray Inc. (Nasdaq: CRAY) provides innovative systems and solutions enabling scientists and engineers in industry, academia and government to meet existing and future simulation and analytics challenges. Leveraging more than 40 years of experience in developing and servicing the world’s most advanced supercomputers, Cray offers a comprehensive portfolio of supercomputers and big data storage and analytics solutions delivering unrivaled performance, efficiency and scalability. Cray’s Adaptive Supercomputing vision is focused on delivering innovative next-generation products that integrate diverse processing technologies into a unified architecture, allowing customers to meet the market’s continued demand for realized performance. Go to www.cray.com for more information.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, statements related to Cray’s financial guidance and expected operating results and its product development, sales and delivery plans. These statements involve current expectations, forecasts of future events and other statements that are not historical facts. Inaccurate assumptions as well as known and unknown risks and uncertainties can affect the accuracy of forward-looking statements and cause actual results to differ materially from those anticipated by these forward-looking statements. Factors that could affect actual future events or results include, but are not limited to, the risk that Cray does not achieve the operational or financial results that it expects, the risk that new third-party processors and other components, some of which are already delayed from when originally expected and/or have technical issues to be addressed, are not available with the performance expected or when needed to complete 2016 deliveries and acceptances, the risk that the systems ordered by customers, including the remaining large systems associated with two new processors, are not delivered when expected, do not perform as expected once delivered or have technical issues that cannot be corrected within the time for planned acceptances, the risk that the acceptance process for delivered systems, including for the remaining large systems associated with two new processors, is not completed, or customer acceptances are not received, when expected or at all, the risk that Cray is not able to successfully complete its planned product development efforts, particularly the incorporation of new third-party processors into its products, in a timely fashion or at all, the risk that Cray is not able to achieve anticipated gross margin or expense levels, the risk that the expense to address Cray systems at customer sites that have issues with third party components or with Cray components, is material, the risk that Cray will not be able to secure orders for Cray products that could be accepted in 2016 when or at the levels expected, and such other risks as identified in Cray’s quarterly report on Form 10-Q for the period ended September 30, 2016, and from time to time in other reports filed by Cray with the U.S. Securities and Exchange Commission. You should not rely unduly on these forward-looking statements, which apply only as of the date of this release. Cray undertakes no duty to publicly announce or report revisions to these statements as new information becomes available that may change Cray’s expectations.

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CRAY, the stylized CRAY mark and Sonexion are registered trademarks of Cray Inc. in the United States and other countries, and the XC and CS families of supercomputers are trademarks of Cray Inc.

CRAY INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue:
Product	$47,685	$157,692	$188,024	$368,370
Service	29,766	33,721	95,211	88,848
Total revenue	77,451	191,413	283,235	457,218
Cost of revenue:
Cost of product revenue	33,552	105,242	125,189	266,787
Cost of service revenue	20,298	20,289	58,322	50,928
Total cost of revenue	53,850	125,531	183,511	317,715
Gross profit	23,601	65,882	99,724	139,503
Operating expenses:
Research and development, net	29,084	24,989	82,323	67,282
Sales and marketing	15,010	16,132	46,391	42,096
General and administrative	7,968	6,729	24,325	19,304
Total operating expenses	52,062	47,850	153,039	128,682
Income (loss) from operations	(28,461)	18,032	(53,315)	10,821

Other income (expense), net	(312)	(152)	(1,169)	334
Interest income, net	544	337	1,654	1,114
Income (loss) before income taxes	(28,229)	18,217	(52,830)	12,269
Income tax benefit (expense)	5,208	(7,362)	11,670	(5,027)
Net income (loss)	$(23,021)	$10,855	$(41,160)	$7,242

Basic net income (loss) per common share	$(0.58)	$0.28	$(1.03)	$0.18
Diluted net income (loss) per common share	$(0.58)	$0.27	$(1.03)	$0.18

Basic weighted average shares outstanding	39,936	39,382	39,786	39,164
Diluted weighted average shares outstanding	39,936	40,322	39,786	40,589

CRAY INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited and in thousands, except share amounts)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$144,476	$266,660
Restricted cash	—	1,651
Short-term investments	651	14,925
Accounts and other receivables, net	110,006	124,719
Inventory	243,608	113,655
Deferred tax assets	49,353	38,628
Prepaid expenses and other current assets	34,067	21,048
Total current assets	582,161	581,286

Long-term restricted cash	1,655	1,655
Long-term investment in sales-type lease, net	34,797	18,317
Property and equipment, net	28,454	31,079
Service spares, net	2,726	3,090
Goodwill	14,182	14,182
Intangible assets other than goodwill, net	1,850	2,525
Deferred tax assets	42,572	26,016
Other non-current assets	14,675	16,025
TOTAL ASSETS	$723,072	$694,175

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$66,192	$27,837
Accrued payroll and related expenses	9,737	27,452
Other accrued liabilities	8,747	24,079
Deferred revenue	133,619	86,731
Total current liabilities	218,295	166,099

Long-term deferred revenue	23,467	33,306
Other non-current liabilities	3,089	2,260
TOTAL LIABILITIES	244,851	201,665

Shareholders’ equity:
Preferred stock — Authorized and undesignated, 5,000,000 shares; no shares issued or outstanding	—	—
Common stock and additional paid-in capital, par value $.01 per share — Authorized, 75,000,000 shares; issued and outstanding 40,752,443 and 40,693,707 shares, respectively	619,718	610,279
Accumulated other comprehensive income	10,168	7,642
Accumulated deficit	(151,665)	(125,411)
TOTAL SHAREHOLDERS’ EQUITY	478,221	492,510
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$723,072	$694,175

CRAY INC. AND SUBSIDIARIES
Reconciliation of Selected U.S. GAAP Measures to non-GAAP Measures
(Unaudited; in millions, except EPS)

		Three Months Ended September 30, 2016
		Net Loss	Diluted EPS	Operating Loss	Gross Profit	Operating Expenses
GAAP		$(23.0)	$(0.58)	$(28.5)	$23.6	$52.1

Share-based compensation	(1)	2.7		2.7	0.1	2.6
Amortization of acquired and other intangibles	(2)	0.2		0.2		0.2
Items impacting tax provision	(3)	0.6
Total reconciling items		3.5	0.09	2.9	0.1	2.8

Non-GAAP		$(19.5)	$(0.49)	$(25.6)	$23.7	$49.3

		Three Months Ended September 30, 2015
		Net Income	Diluted EPS	Operating Income	Gross Profit	Operating Expenses
GAAP		$10.9	$0.27	$18.0	$65.9	$47.9

Share-based compensation	(1)	2.7		2.7	0.1	2.6
Purchase accounting adjustments	(2)	0.1		0.1	0.1
Amortization of acquired and other intangibles	(2)	0.7		0.7	0.5	0.2
Items impacting tax provision	(3)	5.1
Total reconciling items		8.6	0.21	3.5	0.7	2.8

Non-GAAP		$19.5	$0.48	$21.5	$66.6	$45.1

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges
(3) Adjustments associated with the tax impact on reconciling items, benefits related to Cray’s net operating loss carryforwards and changes in Cray’s valuation allowance held against deferred tax assets

CRAY INC. AND SUBSIDIARIES
Reconciliation of Selected U.S. GAAP Measures to non-GAAP Measures
(Unaudited; in millions, except EPS)

		Nine Months Ended September 30, 2016
		Net Loss	Diluted EPS	Operating Loss	Gross Profit	Operating Expenses
GAAP		$(41.2)	$(1.03)	$(53.3)	$99.7	$153.0

Share-based compensation	(1)	8.4		8.4	0.4	8.0
Purchase accounting adjustments	(2)	0.1		0.1	0.1
Amortization of acquired and other intangibles	(2)	0.5		0.5		0.5
Items impacting tax provision	(3)	(4.2)
Total reconciling items		4.8	0.12	9.0	0.5	8.5

Non-GAAP		$(36.4)	$(0.91)	$(44.3)	$100.2	$144.5

		Nine Months Ended September 30, 2015
		Net Income	Diluted EPS	Operating Income	Gross Profit	Operating Expenses
GAAP		$7.2	$0.18	$10.8	$139.5	$128.7

Share-based compensation	(1)	8.6		8.6	0.4	8.2
Purchase accounting adjustments	(2)	0.4		0.4	0.4
Amortization of acquired and other intangibles	(2)	1.9		1.9	1.5	0.4
Items impacting tax provision	(3)	2.7
Total reconciling items		13.6	0.33	10.9	2.3	8.6

Non-GAAP		$20.8	$0.51	$21.7	$141.8	$120.1

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges
(3) Adjustments associated with the tax impact on reconciling items, benefits related to Cray’s net operating loss carryforwards and changes in Cray’s valuation allowance held against deferred tax assets

CRAY INC. AND SUBSIDIARIES
Reconciliation of Selected U.S. GAAP Measures to non-GAAP Measures
(Unaudited; in millions, except percentages)

		Three Months Ended September 30, 2016
		Product		Service		Total
		Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP		$14.1	30%	$9.5	32%	$23.6	30%

Share-based compensation	(1)	0.1		—		0.1
Total reconciling items		0.1	—%	—	—%	0.1	1%

Non-GAAP		$14.2	30%	$9.5	32%	$23.7	31%

		Three Months Ended September 30, 2015
		Product		Service		Total
		Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP		$52.5	33%	$13.4	40%	$65.9	34%

Share-based compensation	(1)			0.1		0.1
Purchase accounting adjustments	(2)	0.1				0.1
Amortization of acquired and other intangibles	(2)	0.5				0.5
Total reconciling items		0.6	1%	0.1	—%	0.7	1%

Non-GAAP		$53.1	34%	$13.5	40%	$66.6	35%

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges

CRAY INC. AND SUBSIDIARIES
Reconciliation of Selected U.S. GAAP Measures to non-GAAP Measures
(Unaudited; in millions, except percentages)

		Nine Months Ended September 30, 2016
		Product		Service		Total
		Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP		$62.8	33%	$36.9	39%	$99.7	35%

Share-based compensation	(1)	0.2		0.2		0.4
Purchase accounting adjustments	(2)	0.1				0.1
Total reconciling items		0.3	1%	0.2	—%	0.5	—%

Non-GAAP		$63.1	34%	$37.1	39%	$100.2	35%

		Nine Months Ended September 30, 2015
		Product		Service		Total
		Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP		$101.6	28%	$37.9	43%	$139.5	31%

Share-based compensation	(1)	0.2		0.2		0.4
Purchase accounting adjustments	(2)	0.4				0.4
Amortization of acquired and other intangibles	(2)	1.5				1.5
Total reconciling items		2.1	—%	0.2	—%	2.3	—%

Non-GAAP		$103.7	28%	$38.1	43%	$141.8	31%

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges

CRAY INC. AND SUBSIDIARIES
Reconciliation of GAAP to non-GAAP Net Income (Loss)
(Unaudited; in millions except per share amounts and percentages)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2016	2015	2016	2015
GAAP Net Income (Loss)		$(23.0)	$10.9	$(41.2)	$7.2

Non-GAAP adjustments impacting gross profit:
Share-based compensation	(1)	0.1	0.1	0.4	0.4
Purchase accounting adjustments	(2)	—	0.1	0.1	0.4
Amortization of acquired and other intangibles	(2)	—	0.5	—	1.5
Total adjustments impacting gross profit		0.1	0.7	0.5	2.3

Non-GAAP gross margin percentage		31%	35%	35%	31%

Non-GAAP adjustments impacting operating expenses:
Share-based compensation	(1)	2.6	2.6	8.0	8.2
Amortization of acquired and other intangibles	(2)	0.2	0.2	0.5	0.4
Total adjustments impacting operating expenses		2.8	2.8	8.5	8.6

Items impacting tax provision	(3)	0.6	5.1	(4.2)	2.7
Non-GAAP Net Income (Loss)		$(19.5)	$19.5	$(36.4)	$20.8

Non-GAAP Diluted Net Income (Loss) per common share		$(0.49)	$0.48	$(0.91)	$0.51

Diluted weighted average shares		39.9	40.3	39.8	40.6

Notes
(1) Adjustments to exclude non-cash expenses related to share-based compensation
(2) Adjustments to exclude amortization of acquired intangible and other intangible assets and other acquisition-related charges
(3) Adjustments associated with the tax impact on reconciling items, benefits related to Cray’s net operating loss carryforwards and changes in Cray’s valuation allowance held against deferred tax assets